THE ADVISORS’ INNER CIRCLE FUND III	CCT THEMATIC EQUITY FUND OCTOBER 31, 2020 (Unaudited)

SCHEDULE OF INVESTMENTS

COMMON STOCK — 93.0%

	Shares	Value (000)
BELGIUM — 1.7%
VGP	3,486	$454

FRANCE — 2.1%
LVMH Moet Hennessy Louis Vuitton ADR	6,112	575

GERMANY — 2.5%
Delivery Hero *	5,975	687

JAPAN — 8.9%
Daifuku	9,876	1,012
FANUC	4,279	901
Sumitomo Mitsui Financial Group	18,650	514

		2,427

NETHERLANDS — 3.6%
ASML Holding, Cl G	944	341
Unilever ADR	11,234	635

		976

SPAIN — 1.9%
Industria de Diseno Textil	21,242	524

SWITZERLAND — 4.6%
Nestle ADR	5,891	662
Novartis ADR	7,506	586

		1,248

UNITED KINGDOM — 3.3%
Horizon Discovery Group *	99,950	115
London Stock Exchange Group	4,372	469
Royal Dutch Shell ADR, Cl B	13,037	315

		899

UNITED STATES — 64.4%

COMMUNICATION SERVICES — 8.7%
Alphabet, Cl C *	582	943
Verizon Communications	14,256	813
Walt Disney	5,025	609

		2,365

CONSUMER DISCRETIONARY — 6.7%
Amazon.com *	177	537
Fiverr International *	2,826	414
NIKE, Cl B	7,213	866

		1,817

THE ADVISORS’ INNER CIRCLE FUND III	CCT THEMATIC EQUITY FUND OCTOBER 31, 2020 (Unaudited)

SCHEDULE OF INVESTMENTS

	Shares	Value (000)
CONSUMER STAPLES — 2.6%
Estee Lauder, Cl A	3,210	$705

ENERGY — 2.2%
EOG Resources	9,993	342
Schlumberger	16,187	242

		584

FINANCIALS — 7.4%
Goldman Sachs Group	3,697	699
JPMorgan Chase	4,389	430
Moody’s	1,277	336
MSCI, Cl A	1,592	557

		2,022

HEALTH CARE — 15.3%
CryoPort *	9,850	395
CVS Health	8,362	469
Editas Medicine *	11,001	340
Guardant Health *	3,633	388
Illumina *	3,302	967
Intellia Therapeutics *	17,469	418
Intuitive Surgical *	748	499
Regeneron Pharmaceuticals *	1,277	694

		4,170

INFORMATION TECHNOLOGY — 15.9%
Accenture, Cl A	1,900	412
Apple	7,823	852
Cognex	13,897	916
Impinj *	29,790	760
NVIDIA	928	465
Splunk *	4,607	912

		4,317

REAL ESTATE — 2.4%
Terreno Realty ‡	11,761	662

UTILITIES — 3.2%
American Electric Power	9,658	869

		17,511

TOTAL COMMON STOCK (Cost $27,102)		25,301

TOTAL INVESTMENTS— 93.0% (Cost $27,102)		$25,301

THE ADVISORS’ INNER CIRCLE FUND III	CCT THEMATIC EQUITY FUND OCTOBER 31, 2020 (Unaudited)

Percentages are based on Net Assets of $27,201 (000).
*	Non-income producing security.
‡	Real Estate Investment Trust.

ADR — American Depositary Receipt

Cl — Class

As of October 31, 2020, all of the Fund’s investments were considered Level 1 in accordance with the authoritative guidance of fair value measurements and disclosure under U.S. generally accepted accounting principles.

For the period ended October 31, 2020, there were no transfers in or out of Level 3.

THE ADVISORS’ INNER CIRCLE FUND III	CCT THEMATIC EQUITY FUND OCTOBER 31, 2020 (Unaudited)

NOTES TO SCHEDULE OF INVESTMENTS

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ official closing price will be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Fund are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Fund seeks to obtain a bid price from at least one independent broker.

Securities for which market prices are not “readily available” are valued in accordance with “Fair Value Procedures” established by the Fund’s Board of Trustees (the “Board”). The Fund’s Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which the Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time the Fund calculates its net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the Adviser of the Fund becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates its net asset value, it may request that a Committee meeting be called.

The Fund uses MarkIt Fair Value (“MarkIt”) as a third party fair valuation vendor. MarkIt provides a fair value for foreign securities in the Fund based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security) applied by MarkIt in the event that there is a movement in the U.S. market that exceeds a specific threshold established by the Committee. The Committee establishes a “confidence interval” which is used to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security is fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Fund values its non-U.S. securities that exceed the applicable “confidence interval” based upon the fair values provided by MarkIt. In such event, it is not necessary to hold a Committee meeting. In the event that the Adviser believes that the fair values provided by MarkIt are not reliable, the Adviser contacts SEI Investments Global Fund Services (the “Administrator”) and may request that a meeting of the Committee be held.

If a local market in which the Fund own securities is closed for one or more days, the Fund shall value all securities held in that corresponding currency based on the fair value prices provided by MarkIt using the predetermined confidence interval discussed above. In accordance with U.S. GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in

THE ADVISORS’ INNER CIRCLE FUND III	CCT THEMATIC EQUITY FUND OCTOBER 31, 2020 (Unaudited)

an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

•            Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

•            Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board, etc.); and

•            Level 3 — Prices, inputs modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For the period ended October 31, 2020, there have been no significant changes to the Fund’s fair valuation methodology.

Equity Market Risk — The risk that stock prices will fall over short or extended periods of time, sometimes rapidly and unpredictably. The value of equity securities will fluctuate in response to factors affecting a particular company, as well as broader market and economic conditions. Broad movements in financial markets may adversely affect the price of the Fund’s investments, regardless of how well the companies in which the Fund invests perform. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund. Moreover, in the event of a company’s bankruptcy, claims of certain creditors, including bondholders, will have priority over claims of common stock holders such as the Fund.

New Fund Risk – Because the Fund is new, investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy, may not employ a successful investment strategy, or may fail to attract sufficient assets under management to realize economies of scale, any of which could result in the Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Such liquidation could have negative tax consequences for shareholders and will cause shareholders to incur expenses of liquidation.

Foreign Investment Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements, inflation and different legal, regulatory and tax environments.

American Depositary Receipts Risk — ADRs are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market. ADRs are subject to many of the risks associated with investing directly in foreign securities, including, among other things, political, social and economic developments abroad, currency movements, inflation and different legal, regulatory and tax environments. Certain of the depositary receipts in which the Fund invests may be unsponsored depositary receipts.

THE ADVISORS’ INNER CIRCLE FUND III	CCT THEMATIC EQUITY FUND OCTOBER 31, 2020 (Unaudited)

Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

REITs Risk — REITs are trusts that invest primarily in commercial real estate or real estate-related loans. The Fund’s investments in REITs are subject to the risks associated with the direct ownership of real estate. Securities of companies principally engaged in the real estate industry may be subject to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions. The Fund’s investments are concentrated in issuers conducting business in the real estate industry, and therefore the Fund is subject to risks associated with legislative or regulatory changes, adverse market conditions and/or increased competition affecting that industry.

Thematic Investing Strategy Risk — The Adviser manages the Fund’s assets pursuant to its proprietary Thematic-focused investment strategy. The value of the Fund may decline if, among other reasons, Themes beneficial to the Fund do not develop as anticipated or maintain over time, companies selected by the Adviser for inclusion in the Fund’s portfolio as a result of Thematic analysis do not perform as anticipated, the Adviser fails to identify or declines to include in the Fund’s portfolio profitable companies that would have been beneficial to a Theme, or other investment strategies generally outperform Thematic investing based on a variety of factors.

CCT-QH-001-0100